                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

     We consent to the reference to our firm under the caption  "Experts" and to the  use  of  our  report  dated  March  2,  2006,  in  Amendment  No.  1 to the
Registration  Statement (on Form S-1 No.  333-132228) and related  Prospectus of
CTC Media, Inc. dated April 11, 2006.

/s/ Ernst&Young LLC

Moscow, Russia

April 10, 2006